Exhibit 99.1

Balance Sheet Data
(dollars in millions)
                                        9/30/02     6/30/02     3/31/02    12/31/01     9/30/01     6/30/01     3/31/01    12/31/00
Assets
  Finance Receivables                 $28,459.0   $27,925.4   $26,297.7   $30,333.0   $31,879.4   $30,865.7   $33,300.7   $33,497.5
  Reserve for Credit Losses              (777.8)     (808.9)     (554.9)     (496.4)     (492.9)     (463.8)     (462.0)     (468.5)
                                      ---------------------------------------------------------------------------------------------
  Net Finance Receivables              27,681.2    27,116.5    25,742.8    29,836.6    31,386.5    30,401.9    32,838.7    33,029.0
  Operating Lease Equipment, Net        6,567.4     6,689.7     6,604.0     6,465.6     6,402.8     7,182.4     7,186.7     7,190.6
  Finance Receivables Held for Sale     1,019.5       730.8       645.2     1,510.3     2,014.9     2,073.9     2,624.8     2,698.4
  Interest in trade receivables, net         --          --     2,510.9          --          --          --          --          --
  Cash & Equivalents                    2,274.4     2,080.6     2,257.8     1,301.5       808.0       900.2       740.0       812.1
  Goodwill, Net                           384.4       384.4     2,383.4     6,857.1     6,547.5     6,101.7     1,942.1     1,964.6
  Receivable from Tyco Affiliates            --          --          --          --       200.0          --          --          --
  Other Assets                          4,783.6     4,334.7     4,239.4     3,616.9     3,627.3     4,932.8     3,053.1     2,995.1
                                      ---------------------------------------------------------------------------------------------
  Total Assets                        $42,710.5   $41,336.7   $44,383.5   $49,588.0   $50,987.0   $51,592.9   $48,385.4   $48,689.8
                                      =============================================================================================

Liabilities
  Commercial Paper                    $ 4,654.2   $    34.0   $   709.9   $ 8,016.1   $ 8,869.2   $ 9,155.8   $ 9,662.9   $ 9,063.5
  Bank Credit Facilities -
    Variable Rate                       4,037.4     8,534.2     8,518.4          --          --          --          --          --
  Senior Notes - Variable Rate          6,082.7     7,172.7     8,700.5     9,237.2     9,614.6     9,856.3    10,798.3    11,130.5
  Senior Notes - Fixed Rate            17,681.7    16,882.2    15,806.1    16,748.8    17,113.9    17,646.6    17,157.0    17,571.1
  Subordinated Notes - Fixed Rate            --          --          --          --       100.0       100.0       100.0       200.0
                                      ---------------------------------------------------------------------------------------------
  Total Debt                           32,456.0    32,623.1    33,734.9    34,002.1    35,697.7    36,758.7    37,718.2    37,965.1
  Notes and Payables to Tyco
    Affiliates                               --          --          --          --         7.6          --          --          --
  Credit Balance of Factoring
    Clients                             2,513.8     1,980.0     1,543.5     2,184.2     2,392.9     1,945.3     2,131.4     2,179.9
  Accrued Liabilities & Payables        2,725.2     1,961.2     2,346.5     2,300.5     2,030.8     2,403.3     2,315.2     2,287.6
                                      ---------------------------------------------------------------------------------------------
  Total Liabilities                    37,695.0    36,564.3    37,624.9    38,486.8    40,129.0    41,107.3    42,164.8    42,432.6
                                      ---------------------------------------------------------------------------------------------

Company-obligated mandatorily
  redeemable preferred securities
  of subsidiary trust holding
  solely debentures of the Company        257.7       258.1       258.6       259.0       260.0       260.0       250.0       250.0

Stockholders' Equity
  Common Stock                              2.1          --          --          --          --          --         2.7         2.7
  Paid-in Capital                      10,674.8          --          --          --          --          --     3,535.9     3,527.2
  Contributed Capital                        --    10,422.4    10,422.4    10,422.4    10,422.4    10,159.7          --          --
  Accumulated (deficit) earnings       (5,722.8)   (5,857.5)   (3,864.0)      491.4       252.4        71.2     2,736.9     2,603.3
  Treasury stock, at cost                    --          --          --          --          --          --      (133.1)     (137.7)
  Accumulated other comprehensive
    loss                                 (196.3)      (50.6)      (58.4)      (71.6)      (76.8)       (5.3)     (171.8)       11.7
                                      ---------------------------------------------------------------------------------------------
  Total Stockholders' Equity            4,757.8     4,514.3     6,500.0    10,842.2    10,598.0    10,225.6     5,970.6     6,007.2
                                      ---------------------------------------------------------------------------------------------

  Total Liabilities &
    Stockholders' Equity              $42,710.5   $41,336.7   $44,383.5   $49,588.0   $50,987.0   $51,592.9   $48,385.4   $48,689.8
                                      =============================================================================================

Income Statement
(dollars in millions)
                                          9/30/02     6/30/02     3/31/02    12/31/01    9/30/01     6/30/01     3/31/01   12/31/00
                                         ------------------------------------------------------------------------------------------
Finance Income                           $1,015.2   $ 1,021.9   $ 1,106.7   $ 1,199.0  $ 1,258.6   $ 1,339.9   $ 1,376.8  $ 1,391.2
Interest Expense                            347.8       370.2       348.3       373.0      435.3       558.8       625.7      652.2
                                         ------------------------------------------------------------------------------------------
Net Finance Income                          667.4       651.7       758.4       826.0      823.3       781.1       751.1      739.0
Depreciation on Lease Equipment             296.6       295.7       310.2       338.5      338.6       351.7       346.4      348.4
                                         ------------------------------------------------------------------------------------------
Net Finance Margin                          370.8       356.0       448.2       487.5      484.7       429.4       404.7      390.6
Provision for Credit Losses                 122.7       357.7       195.0       112.9       97.5       166.7        68.3       63.8
                                         ------------------------------------------------------------------------------------------
Net Finance Margin after Provision          248.1        (1.7)      253.2       374.6      387.2       262.7       336.4      326.8
Other Revenue (1)                           209.0       246.1       232.1       245.1      239.2       121.8       211.6      217.3
                                         ------------------------------------------------------------------------------------------
Operating Margin                            457.1       244.4       485.3       619.7      626.4       384.5       548.0      544.1
                                         ------------------------------------------------------------------------------------------
Salaries & General Operating Exp            235.6       230.4       226.9       230.5      255.9       265.5       263.5      259.3
Goodwill Impairment                            --     1,999.0     4,512.7          --         --          --          --         --
Goodwill Amortization                          --          --          --          --       45.4        29.7        22.5       22.5
Acquisition Related Costs                      --          --          --          --         --        54.0          --         --
Minority Interest in Subsidiary               4.4         4.4         4.4         3.7        4.8         4.8         4.8        4.8
                                         ------------------------------------------------------------------------------------------
Operating Expenses                          240.0     2,233.8     4,744.0       234.2      306.1       354.0       290.8      286.6
                                         ------------------------------------------------------------------------------------------
Income (Loss) before Income Taxes           217.1    (1,989.4)   (4,258.7)      385.5      320.3        30.5       257.2      257.5
Provision for Income Taxes                   82.4         4.1        96.7       146.5      139.0        38.1        97.1       97.4
                                         ------------------------------------------------------------------------------------------
Net Income (Loss)                        $  134.7   $(1,993.5)  $(4,355.4)  $   239.0  $   181.3   $    (7.6)  $   160.1  $   160.1
                                         ==========================================================================================

(1) Other Revenue
    Fees and Other Income                $  165.7   $   144.4   $   160.9   $   173.5  $   163.3   $   117.3   $   106.6  $   111.6
    Factoring Commissions                    47.7        42.0        37.5        38.3       39.9        35.3        36.7       38.8
    Gains on Securitization                  29.2        57.1        34.7        28.0       25.6        34.7        37.4       40.6
    Gains on Sales of Leasing
      Equipment                               2.6         4.0         4.3         2.7       11.1        10.8        26.0       32.4
    Gains (Losses) on Venture
      Capital Investments                   (36.2)       (1.4)       (5.3)        2.6       (0.7)        1.8         4.9       (6.1)
    Special Charges                                        --          --          --         --       (78.1)         --         --
                                         ------------------------------------------------------------------------------------------
    Total Other Revenue                  $  209.0   $   246.1   $   232.1   $   245.1  $   239.2   $   121.8   $   211.6  $   217.3
                                         ==========================================================================================

Net Income (Loss) before charges:
    Net Income (Loss) as Reported        $  134.7   $(1,993.5)  $(4,355.4)  $   239.0  $   181.3   $    (7.6)  $   160.1  $   160.1
    Adjustments
      Goodwill Impairment                      --     1,999.0     4,512.7          --         --          --          --         --
      Goodwill Amortization                    --          --          --          --       45.4        27.2        19.9       19.9
      Reserving Actions & Other
        Charges                              22.4       161.2        58.9          --         --       158.0          --         --
                                         ------------------------------------------------------------------------------------------
    Net Income Adjusted                  $  157.1   $   166.7   $   216.2   $   239.0  $   226.7   $   177.6   $   180.0  $   180.0
                                         ==========================================================================================

(2) Reserving Actions & Other Charges (Pre-Tax)
      9/30/02 - $36.2 million Charge (venture capital investments impairment and writedown)
      6/30/02 - $260 million Reserve (Telecomm $200MM, Argentina $40MM, General
                Reserve $20MM)
      3/31/02 - $95 million Reserve (Argentina $95MM)
      6/30/01 - $222 million Charges (Underperforming Assets $90MM, Equity
                Investments $78MM, Tyco Acq Costs $54MM)

Managed Asset Composition
(dollars in millions)
                                               9/30/02    6/30/02    3/31/02   12/31/01    9/30/01    6/30/01    3/31/01   12/31/00
                                              --------------------------------------------------------------------------------------
Equipment Financing & Leasing

  Equipment Financing
    Finance Receivables                       $ 7,522.2  $ 7,770.8  $ 8,999.5  $ 9,191.9  $ 9,668.9  $10,057.3  $10,309.8  $11,925.3
    Operating Lease Equipment, Net                765.8      818.6      872.8      931.6    1,281.7    1,430.0    1,520.8    2,280.7
    Finance Receivables Held for Sale             110.8      117.4      132.0      186.9      113.1      155.8       87.1      228.4
                                              --------------------------------------------------------------------------------------
    Portfolio Assets                            8,398.8    8,706.8   10,004.3   10,310.4   11,063.7   11,643.1   11,917.7   14,434.4
    Finance Receivables Securitized
      & Managed                                 4,384.1    4,658.2    3,752.5    4,564.4    4,464.8    4,608.3    4,582.4    6,387.2
                                              --------------------------------------------------------------------------------------
    Managed Assets                             12,782.9   13,365.0   13,756.8   14,874.8   15,528.5   16,251.4   16,500.1   20,821.6
                                              --------------------------------------------------------------------------------------
  Capital Finance
    Finance Receivables                         1,479.5    1,530.2    1,534.6    1,694.7    1,773.0    1,895.4    1,894.6    2,049.0
    Operating Lease Equipment, Net              4,388.9    4,262.4    3,950.3    3,574.5    3,272.4    3,780.3    3,632.1    3,594.6
    Finance Receivables Held for Sale                           --         --         --         --         --         --         --
                                              --------------------------------------------------------------------------------------
    Portfolio Assets and Managed Assets         5,868.4    5,792.6    5,484.9    5,269.2    5,045.4    5,675.7    5,526.7    5,643.6
                                              --------------------------------------------------------------------------------------

Specialty Finance

  Commercial
    Finance Receivables                         6,091.5    6,154.7    6,288.6    6,413.6    6,533.2    6,370.2    7,014.6    6,028.7
    Operating Lease Equipment, Net              1,353.2    1,546.9    1,717.4    1,892.8    1,796.1    1,915.9    1,978.9    1,256.5
    Finance Receivables Held for Sale             528.7      216.9      513.2      319.3      258.4      320.3      822.2      835.9
                                              --------------------------------------------------------------------------------------
    Portfolio Assets                            7,973.4    7,918.5    8,519.2    8,625.7    8,587.7    8,606.4    9,815.7    8,121.1
    Finance Receivables Securitized
      & Managed                                 3,703.1    4,145.9    4,167.4    4,337.4    4,023.2    4,192.2    4,023.3    2,688.7
                                              --------------------------------------------------------------------------------------
    Managed Assets                             11,676.5   12,064.4   12,686.6   12,963.1   12,610.9   12,798.6   13,839.0   10,809.8
                                              --------------------------------------------------------------------------------------
  Consumer
    Finance Receivables - Home Equity             934.2      856.0    1,553.4    2,640.1    2,410.2    2,245.5    2,229.4    2,201.0
    Finance Receivables - Other                   831.8      838.7      864.9      475.3      663.5      535.2    1,969.1    1,992.5
    Finance Receivables Held for Sale             380.0      396.5         --      660.5    1,129.7    1,023.3    1,127.8    1,006.5
                                              --------------------------------------------------------------------------------------
    Portfolio Assets                            2,146.0    2,091.2    2,418.3    3,775.9    4,203.4    3,804.0    5,326.3    5,200.0
    Finance Receivables Securitized
      & Mgd - Home Equity                       2,115.9    2,035.9    1,619.9      230.8      252.2      276.1      307.2      327.0
    Finance Receivables Securitized
      & Mgd - Other                             1,031.6    1,127.9    1,216.5    1,309.6    1,407.7    1,498.5    1,627.5    1,713.4
                                              --------------------------------------------------------------------------------------
    Managed Assets                              5,293.5    5,255.0    5,254.7    5,316.3    5,863.3    5,578.6    7,261.0    7,240.4
                                              --------------------------------------------------------------------------------------

Commercial Finance

  Commercial Services
    Finance Receivables                         5,040.4    4,536.4      756.1    4,316.2    5,112.2    4,182.3    4,434.3    4,277.9
    Finance Receivables Securitized
      and Managed                                    --         --    3,432.4         --         --         --         --         --
                                              --------------------------------------------------------------------------------------
    Managed Assets                              5,040.4    4,536.4    4,188.5    4,316.2    5,112.2    4,182.3    4,434.3    4,277.9
                                              --------------------------------------------------------------------------------------
  Business Credit
    Finance Receivables and Managed Assets      3,869.8    3,644.1    3,680.6    3,541.0    3,544.9    3,593.7    3,561.0    3,415.8
                                              --------------------------------------------------------------------------------------

Structured Finance
    Finance Receivables                         2,689.6    2,594.5    2,620.0    2,060.2    2,263.4    2,040.7    1,919.3    1,719.7
    Operating Lease Equipment, Net                 59.5       61.8       63.5       66.7       52.6       56.2       54.9       58.8
    Finance Receivables Held for Sale                --         --         --      343.6      513.7      574.5      587.7      627.6
    Equity Investments                            341.7      362.5      352.2      338.2      342.2      336.2      309.4      285.8
                                              --------------------------------------------------------------------------------------
    Portfolio and Managed Assets                3,090.8    3,018.8    3,035.7    2,808.7    3,171.9    3,007.6    2,871.3    2,691.9
                                              --------------------------------------------------------------------------------------

Total
    Finance Receivables                       $28,459.0  $27,925.4  $26,297.7  $30,333.0  $31,969.3  $30,920.3  $33,332.1  $33,609.9
    Operating Lease Equipment, Net              6,567.4    6,689.7    6,604.0    6,465.6    6,402.8    7,182.4    7,186.7    7,190.6
    Finance Receivables Held For Sale           1,019.5      730.8      645.2    1,510.3    2,014.9    2,073.9    2,624.8    2,698.4
    Equity Investments                            341.7      362.5      352.2      338.2      342.2      336.2      309.4      285.8
                                              --------------------------------------------------------------------------------------
    Portfolio Assets                           36,387.6   35,708.4   33,899.1   38,647.1   40,729.2   40,512.8   43,453.0   43,784.7
    Finance Receivables Securitized
      & Managed                                11,234.7   11,967.9   14,188.7   10,442.2   10,147.9   10,575.1   10,540.4   11,116.3
                                              --------------------------------------------------------------------------------------
    Managed Assets                            $47,622.3  $47,676.3  $48,087.8  $49,089.3  $50,877.1  $51,087.9  $53,993.4  $54,901.0
                                              ======================================================================================

Select Data & Ratios*
(dollars in millions)
                                         9/30/02     6/30/02     3/31/02    12/31/01     9/30/01     6/30/01     3/31/01    12/31/00
                                       ---------------------------------------------------------------------------------------------
Average Assets:
  Average Finance Receivables (AFR)    $28,325.8   $28,157.7   $28,487.3   $31,345.9   $31,353.7   $32,767.2   $33,395.4   $34,245.7
  Average Earning Assets (AEA)          33,959.4    34,670.1    36,006.6    37,471.2    38,735.7    41,014.8    41,635.3    41,669.0
  Average Managed Assets (AMA)          45,356.5    45,734.3    46,896.5    47,420.7    48,888.0    50,927.3    51,961.8    52,628.7

Profitability
  Net Finance Margin as percentage
    of AEA                                 4.37%       4.11%       4.98%       5.20%       5.01%       4.19%       3.89%       3.75%
  Net Finance Margin after
    Provision as percentage of AEA         2.92%      -0.02%       2.81%       4.00%       4.00%       2.56%       3.23%       3.14%
  Salaries & general operating
    expenses as percentage of AMA          2.08%       2.02%       1.93%       1.93%       2.09%       2.09%       2.03%       1.97%
  Efficiency Ratio                         40.6%       38.3%       33.4%       31.5%       35.4%       48.2%       43.1%       42.7%

Capital & Leverage
  Tangible Shareholder's Equity to
    Managed Assets                         9.93%       9.25%       9.14%       8.72%       8.48%       8.62%       8.23%       7.82%
  Debt (net of overnight deposits)
    to tangible Shareholders Equity        6.54x       7.07x       7.30x       7.79x       8.20x       8.22x       8.41x       8.78x

Securitization Volume
  Commercial - Equipment               $   305.5   $ 1,170.4   $   364.0   $   488.0   $   407.7   $   453.0   $   444.3   $   473.5
  Commercial - Vendor                      410.5       782.4       673.2       735.8       484.7       851.5       652.1       730.7
  Consumer                                 264.0       785.9     1,688.7          --          --          --          --          --
                                       ---------------------------------------------------------------------------------------------
  Total                                $   980.0   $ 2,738.7   $ 2,725.9   $ 1,223.8   $   892.4   $ 1,304.5   $ 1,096.4   $ 1,204.2
                                       ---------------------------------------------------------------------------------------------

Credit Quality                                     9/30/02             6/30/02             3/31/02             12/31/01
                                                 $         %         $         %         $         %         $         %
                                               ---------------------------------------------------------------------------
Credit Losses by Business Segment
  Equipment Finance & Leasing                $   70.8    3.10%   $   64.9    2.65%   $   61.1    2.26%   $   62.1    2.22%
  Specialty Finance - Commercial                 18.8    1.22%       21.2    1.36%       19.6    1.21%       20.7    1.25%
  Commercial Finance                             22.4    1.06%       29.0    1.61%       20.2    1.36%       16.6    0.80%
  Structured Finance                             18.4    2.78%         --    0.00%        0.1    0.01%         --    0.00%
                                             --------            --------            --------            --------
  Total Commercial                              130.4    1.98%      115.1    1.78%      101.0    1.59%       99.4    1.41%
  Specialty Finance - Consumer                   10.6    2.17%       10.9    1.86%       11.4    1.51%       13.4    1.70%
                                             --------            --------            --------            --------
  Total                                      $  141.0    1.99%   $  126.0    1.79%   $  112.4    1.58%   $  112.8    1.44%
                                             --------            --------            --------            --------

Fin Rec Past Due 60 days or more - Owned
  Equipment Finance & Leasing                $  452.2    5.02%   $  407.3    4.38%   $  463.0    4.39%   $  471.8    4.33%
  Specialty Finance - Commercial                215.4    3.54%      250.3    4.07%      287.3    4.55%      293.1    4.57%
  Commercial Finance                            209.4    2.35%      195.3    2.39%      224.7    2.86%      197.7    2.52%
  Structured Finance                             65.8    2.45%       44.9    1.73%       39.0    1.49%       37.7    1.83%
                                             --------            --------            --------            --------
  Total Commercial                              942.8    3.53%      897.8    3.42%    1,014.0    3.71%    1,000.3    3.68%
  Specialty Finance - Consumer                  127.2    7.20%      132.4    7.81%      144.1    5.96%      183.1    5.88%
                                             --------            --------            --------            --------
  Total                                      $1,070.0    3.76%   $1,030.2    3.69%   $1,158.1    3.90%   $1,183.4    3.90%
                                             --------            --------            --------            --------

Non-Performing Assets - Owned
  Equipment Finance & Leasing                $  548.5    6.09%   $  510.0    5.48%   $  472.3    4.48%   $  422.3    3.88%
  Specialty Finance - Commercial                103.1    1.69%      125.7    2.04%      140.1    2.22%      150.6    2.35%
  Commercial Finance                            176.1    1.98%      143.2    1.75%      138.5    1.76%      145.1    1.85%
  Structured Finance                            172.2    6.40%      128.3    4.95%       81.8    3.12%       92.5    4.49%
                                             --------            --------            --------            --------
  Total Commercial                              999.9    3.75%      907.2    3.46%      832.7    3.05%      810.5    2.98%
  Specialty Finance - Consumer                  139.9    7.92%      145.4    8.58%      155.7    6.44%      171.0    5.49%
                                             --------            --------            --------            --------
  Total                                      $1,139.8    4.01%   $1,052.6    3.77%   $  988.4    3.32%   $  981.5    3.24%
                                             --------            --------            --------            --------

Fin Rec Past Due 60 days or more - Managed
  Equipment Finance & Leasing                $  710.6    5.27%   $  717.4    5.10%   $  778.5    5.40%   $  790.6    5.06%
  Specialty Finance - Commercial                303.3    2.94%      331.7    3.15%      401.1    3.66%      419.0    3.78%
  Commercial Finance                            209.4    2.35%      195.3    2.39%      224.7    2.86%      197.7    2.52%
  Structured Finance                             65.8    2.45%       44.9    1.73%       39.0    1.49%       37.7    1.57%
                                             --------            --------            --------            --------
  Total Commercial                            1,289.1    3.64%    1,289.3    3.65%    1,443.3    4.02%    1,445.0    3.91%
  Specialty Finance - Consumer                  249.5    4.71%      230.8    4.39%      237.0    4.51%      256.1    4.82%
                                             --------            --------            --------            --------
  Total                                      $1,538.6    3.78%   $1,520.1    3.74%   $1,680.3    4.09%   $1,701.1    4.02%
                                             --------            --------            --------            --------

Credit Quality                                     9/30/01             6/30/01             3/31/01            12/31/00
                                                 $         %          $        %         $         %         $         %
                                             ------------------------------------------------------------------------------
Credit Losses by Business Segment
  Equipment Finance & Leasing                $   33.9     1.15%   $   26.8    0.89%   $   22.0    0.71%   $   24.4    0.68%
  Specialty Finance - Commercial                 12.1     0.75%       30.9    1.80%       18.5    1.04%       11.0    0.72%
  Commercial Finance                             10.3     0.51%       21.7    1.10%        7.0    0.36%       11.4    0.56%
  Structured Finance                             (2.1)   -0.40%       62.8   12.75%        4.1    0.89%         --    0.00%
                                             --------             --------            --------            --------
  Total Commercial                               54.2     0.76%      142.2    1.97%       51.6    0.71%       46.8    0.62%
  Specialty Finance - Consumer                   14.1     1.91%       14.6    1.47%       15.1    1.42%       13.3    1.25%
                                             --------             --------            --------            --------
  Total                                      $   68.3     0.87%   $  156.8    1.91%   $   66.7    0.80%   $   60.1    0.70%
                                             --------             --------            --------            --------

Fin Rec Past Due 60 days or more - Owned
  Equipment Finance & Leasing                $  466.5     4.08%   $  427.6    3.67%   $  377.1    3.10%   $  399.8    2.88%
  Specialty Finance - Commercial                259.5     3.97%      278.7    4.38%      283.1    4.04%      184.9    3.07%
  Commercial Finance                            151.4     1.75%      125.5    1.62%      105.0    1.31%      107.9    1.40%
  Structured Finance                             38.3     1.75%       91.0    4.46%      117.7    6.13%       96.2    5.59%
                                             --------             --------            --------            --------
  Total Commercial                              915.7     3.18%      922.8    3.29%      882.9    3.03%      788.8    2.69%
  Specialty Finance - Consumer                  188.2     6.12%      165.9    5.97%      199.7    4.76%      211.1    5.03%
                                             --------             --------            --------            --------
  Total                                      $1,103.9     3.46%   $1,088.7    3.53%   $1,082.6    3.25%   $  999.9    2.98%
                                             --------             --------            --------            --------

Non-Performing Assets - Owned
  Equipment Finance & Leasing                $  459.1     4.02%   $  356.3    2.99%   $  349.2    2.87%   $  351.0    2.53%
  Specialty Finance - Commercial                124.2     1.90%      146.1    2.29%      163.6    2.33%       93.9    1.56%
  Commercial Finance                            106.0     1.22%       73.4    0.94%       67.9    0.85%       65.3    0.85%
  Structured Finance                            110.4     5.05%      109.0    5.34%      130.0    6.77%      118.6    6.90%
                                             --------             --------            --------            --------
  Total Commercial                              799.7     2.78%      684.8    2.44%      710.7    2.44%      628.8    2.15%
  Specialty Finance - Consumer                  170.0     5.53%      165.2    5.94%      187.6    4.47%      199.3    4.75%
                                             --------             --------            --------            --------
  Total                                      $  969.7     3.04%   $  850.0    2.75%   $  898.3    2.70%   $  828.1    2.47%
                                             --------             --------            --------            --------

Fin Rec Past Due 60 days or more - Managed
  Equipment Finance & Leasing                $  810.5     5.06%   $  776.2    4.64%   $  730.6    4.33%   $  661.3    3.21%
  Specialty Finance - Commercial                386.4     3.57%      390.2    3.59%      425.9    3.59%      424.3    4.44%
  Commercial Finance                            151.4     1.75%      125.5    1.61%      107.7    1.35%      113.3    1.47%
  Structured Finance                             38.3     1.75%       91.0    3.48%      117.7    4.69%       96.2    4.10%
                                             --------             --------            --------            --------
  Total Commercial                            1,386.6     3.63%    1,382.9    3.64%    1,381.9    3.52%    1,295.1    3.22%
  Specialty Finance - Consumer                  253.2     4.32%      230.9    4.14%      263.5    3.63%      264.0    3.65%
                                             --------             --------            --------            --------
  Total                                      $1,639.8     3.72%   $1,613.8    3.70%   $1,645.4    3.54%   $1,559.1    3.29%
                                             --------             --------            --------            --------

*  Data as of or for the quarter ending, as applicable.